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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 1997

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                      0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                             2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On July 21, 1997, Consolidated Graphics, Inc. (the "Company") announced that it has signed a nonbinding letter of intent to acquire Geyer Printing Company in Pittsburgh, Pennsylvania. A copy of the press release is attached hereto as Exhibit 99.1.

     On July 23, 1997, the Company announced that it has completed its previously announced acquisition of The Etheridge Company in Grand Rapids, Michigan. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:

         99.1 Press release of Consolidated Graphics, Inc. dated July 21, 1997, with respect to the Company's announcement that it has executed a nonbinding letter of intent to acquire Geyer Printing Company in Pittsburgh, Pennsylvania.

         99.2 Press release of Consolidated Graphics, Inc. dated July 23, 1997, with respect to the Company's announcement that it has completed the previously announced acquisition of The Etheridge Company in Grand Rapids, Michigan.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/  G. CHRISTOPHER COLVILLE
                                                   G. CHRISTOPHER COLVILLE
                                                VICE PRESIDENT -- MERGERS AND
                                                       ACQUISITIONS
                                                CHIEF FINANCIAL AND ACCOUNTING
                                                         OFFICER

Date:  July 23, 1997

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